EXHIBIT 10.40

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

November 12, 2015

Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited
RM 1903, No. 175, East Yan’an Road
Huangpu District, Shanghai
Attention:  General Manager

Re:Letter Agreement supplementing:  (1) the Import and Distribution Agreement (the “2016 Import Agreement”)  to become effective on January 1, 2016, by and between SciClone Pharmaceuticals International China Holding Ltd. (“SPIL”) and Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited (“Importer”) (each of SPIL and Importer, a “Party” and both collectively, the “Parties”)

Dear General Manager:

This letter agreement (the “Letter Agreement”)  supplements the 2016 Import Agreement.  Notwithstanding Section 12.10 of the 2016 Import Agreement, the Parties intend this Letter Agreement, when signed by each Party, to be a binding and enforceable statement of additional terms applicable to the 2016 Import Agreement.  Unless otherwise expressly provided in this Letter Agreement, terms with initial capital letters are defined as set forth in the 2016 Import Agreement.

The Parties hereby agree as follows:

1.SPIL shall pay Importer CNY [***] per vial of Product for actual Product sales to customers located in Zhejiang using a tender price of CNY [***] during the period starting on [***] and ending December 31, 2015, which sales are made under the 2013 Re-Exportation Agreement.  SPIL shall pay Importer the total amount in US Dollars before the end of the first quarter of 2016.

SciClone Pharmaceuticals International China Holding Ltd.

Registered Office:  P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

Tel:  (1345) 949 7546Fax:  (1345) 949 7740

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CONFIDENTIAL

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.a.If any other province in the Territory establishes a new tender price level below CNY [***] per vial of Product before December 31, 2015 and if as a result of such new tender price Importer’s margin on Product sales during the remainder of the Initial Term of the 2013 Re-Exportation Agreement in such province falls below  [***], then SPIL shall pay Importer for vials of such Product sold at such lower price, with the amount of such payment by SPIL to be calculated to maintain Importer’s margin on Product sales in such province at [***] margin.

b.If any other province in the Territory establishes a new tender price level below CNY [***] per vial of Product before December 31, 2015 and if as a result of such new tender price Importer’s margin on Product sales during the remainder of the Initial Term of the 2013 Re-Exportation Agreement in such province rises above  [***], then Importer shall pay SPIL for vials of such Product sold at such higher price, with the amount of such payment by Importer to be calculated to maintain Importer’s margin on Product sales in such province at [***] margin.

3.Each party shall also compensate the other party for Product vials (importer’s inventories on December 31, 2015) sold under the 2016 Import Agreement during the period from [***] until [***] at the same level per vial of Product as determined in paragraph 1 and 2

4.The above payments from SPIL may, at SPIL’s discretion, be made in the form of credit notes that Importer can off-set against Importer’s accounts receivable with SPIL under the 2016 Import Agreement.

5.Under the 2013 Re-Exportation Agreement, Importer shall purchase through Re-Exporter from SPIL in [***] at least [***] vials of Product.

Except as supplemented above, the 2016 Import Agreement remain in full effect and enforceable according to their terms.  This Letter in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument Agreement may be executed.

Sincerely,

/s/ Richard Harris

Richard Harris

Director

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CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL

AGREED:
SPIL:	Importer:
By: /s/ Richard Harris	By: /s/ Rongjun Huang
Name: Richard W. Harris	Name: Rongjun Huang
Title: Director	Title: General Manager
Date: 12 November 2015

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